[USAA                       USAA GROWTH & INCOME FUND
EAGLE                    SUPPLEMENT DATED APRIL 3, 2008
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2007


Thomas Cole, John Leonard, Thomas Digenan, and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Cole, as the head of the investment management team, leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard, Mr. Digenan, and Mr. Hazen work closely with Mr. Cole on portfolio construction and ensuring that Fund investment objectives are met. Information about Messrs. Cole, Leonard, Digenan, and Hazen is provided below.

Thomas M. Cole, CFA, is Head of North American Equities, Research Director for North American Equities, and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1985 and a portfolio manager of the Fund since July 2007.

John C. Leonard, CFA, is Global Head of Equities and a Member of the UBS Group Managing Board. Mr. Leonard has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of the Fund since July 2007.

Thomas J. Digenan, CFA, CPA, has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is a Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since July 2007.

Scott C. Hazen, CFA, has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. Mr. Hazen has been a portfolio manager of the Fund since July 2007.

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